Exhibit 10.1

EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
AND
SEVENTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SEVENTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT (this “Amendment”) is executed to be effective on August 12, 2009, and entered into by and among STANDARD PACIFIC CORP., a Delaware corporation (“Borrower”), BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Revolver Lenders defined below (in such capacity, together with its successors and assigns, “Revolver Administrative Agent”) and as Administrative Agent for the Term A Lenders defined below (in such capacity, together with its successors and assigns, “Term Administrative Agent”), and each Revolver Lender and Term A Lender that is a signatory to this Amendment.

R E C I T A L S

A.           Reference is hereby made to that certain (a) Revolving Credit Agreement dated as of August 31, 2005, executed by Borrower, Revolver Administrative Agent, and the Lenders defined therein (such Lenders are collectively, the “Revolver Lenders” and individually a “Revolver Lender”) pursuant to which such Revolver Lenders extended to Borrower a revolving credit facility (as amended, modified, renewed, restated, or replaced, the “Revolving Credit Agreement”), and (b) Term Loan A Credit Agreement dated as of May 5, 2006, by and among Borrower, Term Administrative Agent, and each of the Lenders defined therein (such Lenders are collectively, the “Term A Lenders” and individually a “Term A Lender”) (as amended, modified, renewed, restated, or replaced, the “Term A Credit Agreement”).

B.           Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Revolving Credit Agreement or the Term A Credit Agreement, as applicable.

C.           The parties hereto desire to modify certain provisions contained in the Revolving Credit Agreement and the Term A Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments to the Revolving Credit Agreement.

(a)           Section 1.1 of the Revolving Credit Agreement is hereby amended to delete the definitions of “Cash Flow From Operations,” “Collateral Cash Account,” “Combined Total Home Building Debt,” “Consolidated Home Building Net Income,” “Excluded Subsidiaries,” “Home Building EBITDA,” “L/C Commitment,” “Loan Documents,” “Obligations,” “Prime Rate,” and “Total Aggregate Commitment” and replace such definitions with the following:

“Cash Flow From Operations” means, for Borrower and its Subsidiaries (other than Excluded Subsidiaries that are not Cash Pledgors), on a consolidated basis, for any period, an amount equal to the sum of (without duplication) (a) net cash provided from (or used in) operating activities plus (b) net proceeds from the Disposition of properties and other assets, plus (c) Consolidated Home Building Interest Incurred.

“Collateral Cash Accounts” means collectively, each deposit account of each Cash Pledgor held at Administrative Agent that is subject to a perfected, first priority lien in favor of Administrative Agent, for the ratable benefit of each Issuing Bank and the Lenders, pursuant to an Account Security Agreement, securing the L/C Obligations, which accounts shall be subject to the “control” (within the meaning of Section 9-104 of the UCC) of Administrative Agent and to which no Cash Pledgor shall have any right of withdrawal except as provided in Section 4.14, and “Collateral Cash Account” shall mean any one of the Collateral Cash Accounts.

“Combined Total Home Building Debt” means, as of any date, without duplication, (a) all funded debt of Borrower and its Subsidiaries determined on a consolidated basis (excluding funded debt of Excluded Subsidiaries that are not Cash Pledgors), plus (b) all funded debt with recourse to any limited or general partnership in which Borrower or a Subsidiary (other than an Excluded Subsidiary that is not a Cash Pledgor) is a general partner, plus (c) the sum of (i) all reimbursement obligations with respect to drawn Financial Letters of Credit and drawn Performance Letters of Credit, and (ii) the maximum amount available to be drawn under all undrawn Financial Letters of Credit, in each case issued for the account of, or guaranteed by, Borrower or any of its Subsidiaries (other than Excluded Subsidiaries that are not Cash Pledgors), plus (d) all guaranties or other funding obligations of Borrower or a Subsidiary (other than an Excluded Subsidiary that is not a Cash Pledgor) of funded debt of third parties (including Excluded Subsidiaries that are not Cash Pledgors), provided, however, that in the case of any loan to value maintenance agreements (or similar agreements) by which Borrower or a Subsidiary agrees to maintain for a joint venture a minimum ratio of indebtedness outstanding to value of collateral property, only amounts owing by Borrower or a Subsidiary at the time of determination will be included in the calculation of Combined Total Home Building Debt, plus (e) all Rate Hedging Obligations of Borrower and its Subsidiaries (other than an Excluded Subsidiary that is not a Cash Pledgor), minus (f) cash and Temporary Cash Investments of Borrower and its Subsidiaries (other than Excluded Subsidiaries that are not Cash Pledgors) not subject to any lien in excess of $5,000,000 (other than liens securing obligations under the Loan Documents, liens securing obligations under the Term A Loan Documents and liens securing obligations under the Term B Loan Documents).

“Consolidated Home Building Net Income” means, for any period, without duplication, the net income (or loss) of Borrower and its Subsidiaries (excluding the Excluded Subsidiaries that are not Cash Pledgors), determined in accordance with GAAP and excluding the share thereof attributable to holders of ownership interests of any Subsidiary (other than Borrower or a Subsidiary of Borrower).

“Excluded Subsidiaries” means, collectively, Standard Pacific Financing, Inc., FLS (including any Subsidiaries thereof), Standard Pacific Financing, L.P., each Special Purpose Entity (other than Non-Excluded Special Purpose Entities), and any Home Building Joint Venture that Borrower designates as an “Excluded Subsidiary” by written notice to Administrative Agent.

“Home Building EBITDA” means, for Borrower and its Subsidiaries (other than Excluded Subsidiaries that are not Cash Pledgors) on a consolidated basis and for any period, without duplication: (a) the sum of the following amounts attributable to such period: (i) Consolidated Home Building Net Income; (ii) items included in Consolidated Home Building Interest Expense to the extent such items were deducted in the determination of Consolidated Home Building Net Income; (iii) charges against income for all federal, state, and local taxes; (iv) depreciation expense; (v) amortization expense; (vi) write-off of goodwill, impairment charges, and other non-cash charges and expenses (including non-cash charges resulting from accounting changes); (vii) cash distributions of income earned by Excluded Subsidiaries and Home Building Joint Ventures actually received during such period; and (viii) any losses arising outside of the ordinary course of business which have been included in the determination of Consolidated Home Building Net Income; less (b) (i) any non-cash gains or other non-cash income, arising outside the ordinary course of business, which have been included in the determination of Consolidated Home Building Net Income; and (ii) income from Home Building Joint Ventures, which have been included in the determination of Consolidated Home Building Net Income, all as determined on a consolidated basis for Borrower and its Subsidiaries (excluding the Excluded Subsidiaries that are not Cash Pledgors).

“L/C Commitment” means an amount equal to the Total Aggregate Commitment.

“Loan Documents” means, collectively, this Agreement, each Note, the Guaranty, the Guaranty of the Subsidiary Letters of Credit, the Contribution Agreement, the Fee Letter, each Issuer Document, each Letter of Credit, the Security Agreement, and each Account Security Agreement. Solely for the purpose of the Guaranty, “Loan Documents” shall include each Hedge Agreement.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants, and duties of, Borrower, each Cash Pledgor, and each Guarantor arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against Borrower, any Cash Pledgor, or any Guarantor or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Prime Rate” means, for any day, a fluctuating rate per annum equal to the highest of (a) the sum of (i) the Federal Funds Rate plus (ii) one half of one percent (0.50%), (b) the sum of (i) the Daily Floating Libor Rate plus (ii) two and one quarter percent (2.25%), and (c) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate.”  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in the prime rate announced by Bank of America, the Federal Funds Rate, or the Daily Floating Libor Rate shall take effect at the opening of business on the day specified in the public announcement of such change.

“Total Aggregate Commitment” means the total aggregate combined Commitments of Lenders, as decreased as provided in Section 4.16 or Section 4.17.

(b)           Section 1.1 of the Revolving Credit Agreement is hereby amended to add the following new definitions thereto in the correct alphabetical order:

“Account Guaranty and Security Agreement” means a guaranty and security agreement delivered by a Cash Pledgor (other than Borrower) in favor of Administrative Agent for the ratable benefit of each Issuing Bank and the Lenders, in form and substance reasonably acceptable to Administrative Agent, granting to Administrative Agent, for the ratable benefit of each Issuing Bank and the Lenders, a first priority security interest in the Collateral Cash Account held at Administrative Agent in the name of such Cash Pledgor and guaranteeing the Obligations of Borrower hereunder.

“Account Security Agreements” means, collectively, each Unconditional Guaranty and Security Agreement and the Borrower Account Security Agreement.

“Borrower Account Security Agreement” means a security agreement delivered by Borrower in favor of Administrative Agent for the ratable benefit of each Issuing Bank and the Lenders, in form and substance reasonably acceptable to Administrative Agent, granting to Administrative Agent, for the ratable benefit of each Issuing Bank and the Lenders, a first priority security interest in the Collateral Cash Account held at Administrative Agent in the name of Borrower.

“Cash Pledgor” means (a) if Borrower has executed and delivered to Administrative Agent a Borrower Account Security Agreement, Borrower and (b) any Subsidiary of SPIC that (i) has executed an Account Guaranty and Security Agreement, (ii) has no liabilities or indebtedness and has not incurred Guarantee Obligations in respect of any liabilities or indebtedness of another Person (other than the obligations hereunder and under the Account Guaranty and Security Agreement executed by such Cash Pledgor, obligations with respect to the Collateral Cash Accounts and obligations with respect to each other deposit account maintained in the name of such Subsidiary of SPIC with Administrative Agent or its Affiliates, and obligations relating to the organizational existence of such Subsidiary of SPIC), and (iii) is Solvent.

“Daily Floating LIBOR Rate” means, as of any date of determination, the per annum rate of interest equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as reasonably selected by Administrative Agent from time to time) at approximately 11:00 a.m. London time on the date of determination for Dollar deposits being delivered in the London interbank market for a term of one month commencing two (2) Business Days prior to that day.  If such rate is not available at such time for any reason, then the rate for that interest period will be determined by such alternate method as reasonably selected by Administrative Agent.

“Eighth Amendment” means that certain Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement executed to be effective as of the Eighth Amendment Effective Date, by and among Borrower, Administrative Agent, each Lender party thereto, and certain other parties thereto.

“Eighth Amendment Effective Date” means August 12, 2009, the effective date of the Eighth Amendment.

“Guarantee Obligation” means, as to any Person, any (a) obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such indebtedness or other obligation of the payment or performance of such indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any indebtedness or other obligation of any other Person, whether or not such indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such indebtedness to obtain any such Lien).

“Non-Excluded Special Purpose Entity” means each Special Purpose Entity that Borrower designates as a “Non-Excluded Special Purpose Entity” by written notice to Administrative Agent; provided that no Cash Pledgor shall be designated as a Non-Excluded Special Purpose Entity.

“Project” means any real property development (including, without limitation, the parcels of real property that comprise, or are intended by the owner thereof to comprise, all or any part of such development and any related “goods” and “general intangibles” (in each case, within the meaning of the UCC)), regardless of the stage of completion of such development.

“Required Cash Collateral Amount” means, as of any date of determination, cash held in the Collateral Cash Accounts in an aggregate amount equal to or greater than the result of (a) one hundred and one percent (101%) times (b) the aggregate L/C Obligations as of such date of determination.

“Special Purpose Entity” means (a) any Subsidiary of Borrower that has no assets other than a single Project or series of related Projects and is engaged in no business activities other than the acquisition, development, ownership and/or operation of such Project or Projects and has no material indebtedness other than indebtedness of such Subsidiary that is secured in whole or in part by such Project or Projects (or any portion thereof), (b) each Cash Pledgor (other than Borrower), and (c) any Subsidiary of SPIC that was formed for the purpose of pledging, or has pledged, cash collateral to secure (i) letters of credit issued for the account of Borrower or any of its Subsidiaries (other than Letters of Credit issued hereunder), (ii) Specified Borrower Obligations, or (iii) any Guarantee Obligation in respect of Specified Borrower Obligations.

“Specified Borrower Obligations” means obligations of Borrower secured in whole or in part by cash collateral that have a scheduled final maturity after the Term B Maturity, and such obligations either (a) were exchanged for or otherwise incurred to refinance obligations of Borrower that had a scheduled final maturity concurrent with or prior to the Term B Maturity, or (b) had a scheduled final maturity date concurrent with or prior to the Term B Maturity that was extended solely or partly in consideration for such pledge of cash collateral.

“SPIC” means Standard Pacific Investment Corp., a Delaware corporation.

“Term A Loan Documents” means, as of any date of determination, the “Loan Documents” as defined in the Term A Credit Agreement.

“Term A Loans” means, as of any date of determination, the “Term Loans” as defined in the Term A Credit Agreement outstanding under the Term A Credit Agreement as of such date.

“Term B Lenders” means, as of any date of determination, each of the “Lenders” as defined in the Term B Credit Agreement party to the Term B Credit Agreement as of such date.

 “Term B Loan Documents” means, as of any date of determination, the “Loan Documents” as defined in the Term B Credit Agreement.

“Term B Loans” means, as of any date of determination, the “Term Loans” as defined in the Term B Credit Agreement outstanding under the Term B Credit Agreement as of such date.

“Term B Maturity” means the Maturity Date under and as defined in the Term Loan B Credit Agreement.

“UCC” means the Uniform Commercial Code as in effect from time to time in the state of California or, when the laws of any other jurisdiction govern the method or manner of the perfection or enforcement of any security interest in any collateral, with respect to such collateral, the Uniform Commercial Code (or any successor statute) of such jurisdiction.

(c)           Section 3.9(a) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a)           Amounts and Terms of Letters of Credit.  During the period from the date of this Agreement to, but excluding, the Maturity Date, and subject to the terms and conditions of this Agreement, upon Borrower’s request pursuant to Section 3.9(b), an Issuing Bank shall issue one or more Financial Letters of Credit or Performance Letters of Credit (each, a “Letter of Credit,” and collectively, the “Letters of Credit”) for the account of Borrower or the account of a Letter of Credit Subsidiary; provided that no Issuing Bank shall be obligated to issue any Letter of Credit if, after giving effect thereto, (i) the L/C Obligations would exceed the L/C Commitment, or (ii) the total aggregate outstanding Loans plus the L/C Obligations would exceed the Total Aggregate Commitment, or (iii) the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank, or (iv) the aggregate Outstanding Amount of all L/C Obligations exceeds the Required Cash Collateral Amount. On and after the Eighth Amendment Effective Date, all Obligations in respect of the Letters of Credit shall be secured by the liens granted pursuant to the Security Agreement and the liens granted pursuant to the Account Security Agreements, in each case, until such liens are released pursuant to the terms hereof or thereof.

(d)           Section 3.9(c) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(c)           Fees.  For each outstanding Unsecured Letter of Credit, and upon any renewal thereof, Borrower shall pay to Administrative Agent, for the account of each Lender in accordance with its Pro Rata Share, from Borrower's own funds a fee equal to the Applicable Margin with respect to Eurodollar Borrowings of Fourth Amendment Loan Outstandings (based on a 360-day year) times the daily maximum amount available to be drawn under such Unsecured Letter of Credit (the “Unsecured Letter of Credit Commission Fees”).  For each outstanding Letter of Credit (other than an Unsecured Letter of Credit) and upon any renewal thereof, Borrower shall pay to Administrative Agent, for the account of each Lender in accordance with its Pro Rata Share, from Borrower's own funds a fee equal to the Applicable Margin with respect to Eurodollar Borrowings of Post Fourth Amendment Advances (based on a 360-day year) times the daily maximum amount available to be drawn under such Letter of Credit (the “Post Fourth Amendment Letter of Credit Commission Fees” and, together with the Unsecured Letter of Credit Commission Fees, the “Letter of Credit Commission Fees”).  For each outstanding Letter of Credit issued by an Issuing Bank (and upon any renewal thereof), Borrower shall pay directly to the applicable Issuing Bank for its own account, from Borrower's own funds a fee equal to the greater of (A) 0.125% per annum (based on a 360-day year) times the daily maximum amount available to be drawn under such Letter of Credit, and (B) $250 per annum (the “Letter of Credit Fronting Fees”).  The Letter of Credit Commission Fees and the Letter of Credit Fronting Fees payable under this Section 3.9(c) shall be payable on (x) the eighth (8th) day of each quarter for fees accrued through the last day of the preceding quarter and (y) on the Maturity Date; provided, however, that with respect to the Letter of Credit Fronting Fees, any Issuing Bank may, at its option, require that the Letter of Credit Fronting Fees be paid quarterly in advance.  In addition, Borrower shall pay directly to the applicable Issuing Bank for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the applicable Issuing Bank relating to letters of credit as from time to time in effect.  Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(e)           Section 3.9(d) of the Revolving Credit Agreement is hereby amended to add the following new clause (x) at the end thereof:

(x)           both before and after giving effect to such requested Letter of Credit, the Required Cash Collateral Amount shall be on deposit in or credited to the Collateral Cash Accounts.

(f)           Section 3.9(e) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(e)           Subsidiary Letters of Credit.  Borrower has requested that Letters of Credit from time to time upon its request be issued by an Issuing Bank (the “Subsidiary Letters of Credit”) with Borrower and any one or more of Borrower’s Subsidiaries or Home Building Joint Ventures (collectively, the “Letter of Credit Subsidiaries”) as the “account parties” (which would be liable under the reimbursement agreements pertaining to such Subsidiary Letters of Credit) thereunder.  Subsidiary Letters of Credit shall constitute “Letters of Credit” hereunder, and all terms and conditions specified above in this Section 3.9 with respect to Letters of Credit shall be applicable to such Subsidiary Letters of Credit.  Without limiting the foregoing, any draws under such Subsidiary Letters of Credit shall be repaid as more fully set forth in Section 3.9(g), all amounts remaining undrawn under all such Subsidiary Letters of Credit shall constitute part of the “L/C Obligations,” and the fees and issuance procedures shall be as specified above.  In addition to all terms and conditions specified in Section 3.9(d) above to the issuance of Letters of Credit, it shall be a condition to the issuance of any Subsidiary Letter of Credit that Borrower shall have executed the Guaranty of the Subsidiary Letters of Credit as well as such other documents as the applicable Issuing Bank and/or Administrative Agent may reasonably request (and shall have reaffirmed such guaranty from time to time upon Administrative Agent’s request).  All waivers and releases made by Borrower which are set forth in the Guaranty of the Subsidiary Letters of Credit are incorporated herein by this reference and shall also be applicable to any Loans (and Borrower’s obligation to repay such Loans) made or to be made under Section 3.9(g) with respect to draws under the Subsidiary Letters of Credit.

(g)           Section 3.9(g)(i) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(i)
Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable Issuing Bank shall notify Borrower and Administrative Agent thereof. Not later than 1:00 p.m. on the date of any payment by an Issuing Bank under a Letter of Credit (each such date, an “Honor Date”), Borrower shall reimburse such Issuing Bank through Administrative Agent in an amount equal to the amount of such drawing; provided that if the notice of drawing described in the preceding sentence is not received by Borrower by 12:00 noon, then Borrower shall reimburse such Issuing Bank by 1:00 p.m. on the next succeeding Business Day in an amount equal to the amount of such drawing (the “Unreimbursed Amount”) together with interest at the rate applicable to Reference Rate Borrowings. If Borrower fails to so reimburse such Issuing Bank by such time, then Administrative Agent shall withdraw funds from the Collateral Cash Accounts in an amount equal to the sum of such Unreimbursed Amount plus any interest and fees payable in respect thereof, and shall remit such amounts to such Issuing Bank and Lenders, as applicable, on behalf of Borrower, and Borrower hereby, and each other Cash Pledgor (by each such Person’s execution of the applicable Account Guaranty and Security Agreement), irrevocably authorizes and directs Administrative Agent to remit such funds to such Issuing Bank on behalf of Borrower.  If for any reason any Unreimbursed Amount cannot be funded from the Collateral Cash Accounts, then Administrative Agent shall promptly notify each Lender of the Honor Date, the Unreimbursed Amount, and the amount of such Lender’s Pro Rata Share thereof.  In such event, Borrower shall be deemed to have requested a Reference Rate Borrowing to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the limitations specified in Section 3.1 (other than the limitations set forth in clause (i) of Section 3.1(a)), but subject to the conditions set forth in Article 6 (other than the delivery of a Request for Borrowing).  Notwithstanding anything contained in this Agreement to the contrary, on and after the Eighth Amendment Effective Date, any such Reference Rate Borrowing under this Section 3.9 shall be due and payable immediately on the day of such Borrowing.  Any notice given by an Issuing Bank or Administrative Agent pursuant to this Section 3.9(g)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(h)           Section 3.9 of the Revolving Credit Agreement is hereby amended to add the following new clause (q) at the end thereof:

(q)           Required Cash Collateral Account.  From and after the Eighth Amendment Effective Date, Borrower shall, or shall cause other Cash Pledgors to, maintain the Required Cash Collateral Amount in Collateral Cash Accounts, at all times that any unexpired Letter of Credit remains outstanding.  Upon the expiration of all Letters of Credit and payment in full of all draws thereunder, and all other Obligations then due and owing, the amounts then on deposit in or credited to the Collateral Cash Accounts and any interest accrued thereon shall then be returned to Borrower or the applicable Cash Pledgors (to the extent any funds remain in the Collateral Cash Accounts after application of such funds as provided above).  Notwithstanding any other provision of this Agreement or any other Loan Document, maintenance by Borrower or any other Cash Pledgors of the Required Cash Collateral Amount in the Collateral Cash Accounts shall satisfy the Cash Collateralization requirements set forth in any of the Loan Documents (including, without limitation, Section 3.9(p) hereof).

(i)           Article 3 of the Revolving Credit Agreement is hereby amended to add the following new Section 3.11 at the end thereof:

3.11           No Additional Borrowings.  Notwithstanding any provision of this Agreement to the contrary, on and after the Eighth Amendment Effective Date, Borrower may not request, and Lenders shall have no obligations to fund, any Borrowings under this Agreement other than Borrowings permitted by the terms of Section 3.9(g).  Borrower shall, on the Eighth Amendment Effective Date, prepay the Obligations in an amount equal to the Outstanding Amount of all Loans outstanding as of such date, together with all accrued and unpaid interest thereon.

(j)           Section 4.14 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

4.14           Additional Cash Collateral; Release.

In the event that the Outstanding Amount of L/C Obligations exceeds the Required Cash Collateral Amount, Borrower shall, or shall cause another Cash Pledgor to, immediately deposit in the Collateral Cash Accounts additional cash collateral in an amount by which the Outstanding Amount of L/C Obligations exceeds the Required Cash Collateral Amount.  At any such time as the Required Cash Collateral Amount exceeds the Outstanding Amount of L/C Obligations, the amount of such excess shall, upon written request of Borrower or any other relevant Cash Pledgor, be withdrawn from the relevant Cash Collateral Account and remitted to Borrower or such other Cash Pledgor, as the case may be.

(k)           Section 4.17(f) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(f)           On the last day of each calendar quarter, the Total Aggregate Commitment shall automatically reduce by an amount equal to the aggregate face amount of all Unsecured Letters of Credit (rounded upward to the nearest whole one hundred thousand Dollars) that matured and were not renewed or substituted (to the extent permitted hereunder) or were canceled during such quarter (other than Unsecured Letters of Credit that are secured by the Collateral Cash Accounts).

(l)           Section 4.17 of the Revolving Credit Agreement is hereby amended to add the following new clause (i) at the end thereof:

(i)           On the Eighth Amendment Effective Date, the Total Aggregate Commitment shall be permanently reduced to $50,000,000.  Such reduction of the Total Aggregate Commitment shall be applied to the Commitment of each Lender according to its Pro Rata Share.

(m)           Article 5 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

ARTICLE 5:  SECURITY.  The Obligations shall be secured by the liens granted by Borrower pursuant to the Security Agreement and the liens granted by each Cash Pledgor pursuant to the Account Security Agreements, in each case, until such liens are released pursuant to the terms thereof.  All liens granted by Borrower and its Subsidiaries under any Loan Document (other than the liens granted pursuant to the Security Agreement and each Account Security Agreement, which, in each case. shall remain in effect until such liens are released pursuant to the terms thereof) prior to the Eighth Amendment Effective Date (if any) shall be automatically released on the Eighth Amendment Effective Date without the requirement for any further action on the part of any Person and the Administrative Agent shall promptly take all such actions and execute and deliver all such documents and instruments, at Borrower’s expense, as may be reasonably requested by Borrower to evidence such release.  On the Eighth Amendment Effective Date, all amounts on deposit in or credited to the Interest Reserve Account and other cash collateral pledged by Borrower or any of its Subsidiaries (other than Subsidiaries that are Cash Pledgors) prior to such date pursuant to the Loan Documents shall be released and remitted to Borrower or as Borrower may direct, so long as, both before and after giving effect to any such release, the Required Cash Collateral Amount exceeds the Outstanding Amount of the L/C Obligations.

(n)           Section 6.2(b) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(b) Intentionally deleted; and

(o)           Section 7.2(c)(iii) of the Revolving Credit Agreement is hereby amended by deleting the words “this Agreement” set forth therein and inserting in lieu thereof the words “any Loan Document”.

(p)           Section 7.4(a) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a)           Exhibit J correctly sets forth, as of the last day of the most recent fiscal quarter of Borrower, the names and jurisdictions of incorporation or formation of all Subsidiaries of Borrower.  Borrower may update Exhibit J from time to time by sending written notice to Administrative Agent.

(q)           Section 7.9 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

7.9           Pension Plan.  Neither Borrower nor any Subsidiary (other than an Excluded Subsidiary) maintains or contributes to any Plan other than Plans as to which Borrower or a Subsidiary has complied with all applicable Laws (except where the failure to comply could not reasonably be expected to have a Material Adverse Effect).

(r)           Section 7.13 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

7.13           Solvent.  (a) Borrower and its Subsidiaries are, on a consolidated basis, Solvent and (b) each Cash Pledgor (other than Borrower) is, on an individual basis, Solvent.

(s)           Section 8.1(e) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(e)           at the time of the delivery of the financial statements described in Sections 8.1(b), (c), and (d), a certificate of the chief financial officer, corporate controller, or the treasurer of Borrower that (i) states that to the knowledge of such officer no Default or Event of Default exists, or if such an event exists, stating the nature thereof and the action that Borrower proposes to take with respect thereto, and (ii) unless Borrower has elected to comply with Section 8.20(b) for the applicable period (in which case no such demonstration of compliance shall be required to be included in such certificate), demonstrates in reasonable detail that Borrower was in compliance for the applicable period with at least one (1) of the financial covenants set forth in Section 8.20(a) (including a reconciliation of the amounts used to calculate such financial covenants pursuant to Section 8.20(a) to such financial statements);

(t)           Section 8.1(f) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(f)           Intentionally deleted.

(u)           Section 8.1(h) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(h)           such other information about the business, assets, operation, or condition, financial or otherwise, of Borrower or any Subsidiary (other than any Excluded Subsidiary that is not a Cash Pledgor), as Administrative Agent may reasonably request from time to time;

(v)           Section 8.1(i) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(i)           Intentionally deleted.

(w)           Section 8.1(j) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(j)           Intentionally deleted.

(x)           Section 8.1(k) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(k)           Intentionally deleted.

(y)           Section 8.1(m) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(m)           so long as any Commitment remains in effect or any Letters of Credit or Term A Loans remain outstanding, at the time of the delivery of the financial statements described in Sections 8.1(b), (c), and (d), condensed combining balance sheets and income statements, a schedule, substantially in the form of Schedule 8.1(m) attached hereto (as the form of such schedule may be updated from time to time), and such other additional information that any Lender (through Administrative Agent) may reasonably request from time to time, regarding Borrower’s interests and obligations related to active homebuilding and land development joint ventures in which Borrower owns a direct or indirect interest; and

(z)           Section 8.1(n) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(n)           Intentionally deleted.

(aa)           Section 8.4 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.4           Maintenance of Properties.  Borrower shall maintain, preserve, and protect, and cause each Subsidiary (other than an Excluded Subsidiary) to maintain, preserve, and protect, all of its properties in good order and condition, subject to wear and tear in the ordinary course of business and, in the case of unimproved properties, damage caused by the natural elements, and not permit any Subsidiary (other than an Excluded Subsidiary) to permit, any waste of its properties, except that neither (a) the failure to maintain, preserve and protect any of such properties that could not reasonably be expected to have a Material Adverse Effect, nor (b) the failure to maintain, preserve, and protect any of such properties due to compliance with a written order from a Governmental Authority, will constitute a violation of this Section 8.4.

(bb)           Section 8.9 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.9           Subsidiary Guaranties.  Borrower shall cause each Material Subsidiary that does not provide a Guaranty hereunder on the Closing Date to provide a Guaranty hereunder and such other documentation required by Administrative Agent, all in form and substance reasonably acceptable to Administrative Agent within thirty (30) days (or such longer period as may be determined by Administrative Agent in its sole discretion) after the date on which such Subsidiary qualifies as a Material Subsidiary; provided that if any Subsidiary that provides or has provided a Guaranty hereunder (i) is sold or otherwise disposed of to a Person other than Borrower or one of Borrower’s Subsidiaries, or (ii) ceases, at any time, to qualify as a Material Subsidiary, then, upon the request of Borrower, Administrative Agent shall, so long as no Default or Event of Default exists or would result therefrom, release such Subsidiary from its Guaranty pursuant to a release in form and substance reasonably acceptable to Administrative Agent and Borrower.

Notwithstanding the foregoing, if, (a) as of the date of acquisition, formation, or creation otherwise permitted hereunder of a new Subsidiary that is neither a Material Subsidiary nor an Excluded Subsidiary, the aggregate amount of assets (other than ownership interests in, and intercompany indebtedness of, other Subsidiaries) owned by all Subsidiaries that are not Material Subsidiaries, Excluded Subsidiaries or Guarantors, exceeds five percent (5%) of Consolidated Tangible Net Worth, then Borrower shall cause such Subsidiary to provide a Guaranty under this Section 8.9, or (b) at any time any Subsidiary (other than any Excluded Subsidiary) shall execute a guaranty of any Senior Unsecured Homebuilding Debt (other than the Loans and other obligations under the Loan Documents, the Term A Loans and other obligations under the Term A Loan Documents, the Term B Loans and other obligations under the Term B Loan Documents and any Subordinated Debt), then Borrower shall cause such Subsidiary (whether or not it is a Material Subsidiary) to provide a Guaranty under this Section 8.9.

(cc)           Section 8.10 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.10           Mergers.  Borrower shall not merge or consolidate, or permit any Guarantor or Cash Pledgor to merge or consolidate, with or into any Person, except that (a) no merger or consolidation in connection with the sale of Standard Pacific Financing, L.P. or Standard Pacific Financing, Inc. (or any of their respective Subsidiaries) will constitute a violation of this covenant (provided that the corporate existence of Borrower, if a party to such merger or consolidation, is continued), (b) any Subsidiary may merge into Borrower (provided that the surviving entity is Borrower) or into any other Subsidiary (provided that Borrower complies with Section 8.9), (c) no merger or consolidation in connection with an acquisition will constitute a violation of this covenant (provided that the corporate existence of Borrower, if a party to such merger or consolidation, is continued and no Change of Control occurs as a result of such merger or consolidation), and (d) no merger or consolidation in connection with a disposition will constitute a violation of this covenant (provided that the corporate existence of Borrower, if a party to such merger or consolidation, is continued and no Change of Control occurs as a result of such merger or consolidation).

(dd)           Section 8.11 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.11           Intentionally deleted.

(ee)           Section 8.12 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.12           Intentionally deleted.

(ff)           Section 8.13 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.13           Intentionally deleted.

(gg)           Section 8.14 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.14           Intentionally deleted.

(hh)           Section 8.15 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.15           Intentionally deleted.

(ii)           Section 8.16 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.16           Intentionally deleted.

(jj)           Section 8.17 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.17           Intentionally deleted.

(kk)           Section 8.20 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.20           Financial Covenants.  For each fiscal quarter of Borrower ended after the Eighth Amendment Effective Date and so long as any Term A Loans or Term B Loans remain outstanding, Borrower shall, in its sole discretion, either:

(a)           Comply with at least one (1) of the following financial covenants:

(i)  not permit, as of the last day of such fiscal quarter of Borrower, the ratio of (A) Cash Flow From Operations to (B) Consolidated Home Building Interest Incurred less non-cash interest expense, for the period of four (4) consecutive fiscal quarters then ended, to be less than 1.0 to 1.0;

(ii)  not permit, as of the last day of such fiscal quarter of Borrower, the ratio of (A) Home Building EBITDA to (B) Consolidated Home Building Interest Incurred less non-cash interest expense, for the period of four (4) consecutive fiscal quarters then ended, to be less than 1.0 to 1.0; or

(iii)  not permit, as of the last day of such fiscal quarter of Borrower, the ratio of (A) Combined Total Home Building Debt to (B) Consolidated Tangible Net Worth, to be greater than 3.00 to 1.0.

Or

(b)           Prepay, on or before the date that is the forty-fifth (45th) day after the last day of such fiscal quarter, (i) the unpaid principal amount of the Term A Loans (if any) and (ii) the unpaid principal amount of the Term B Loans (if any), on a ratable basis among the Term A Lenders and the Term B Lenders based on the then outstanding principal amount of the Term A Loans and the Term B Loans, in an aggregate amount equal to $7,500,000 for such fiscal quarter.

(ll)           Section 8.21 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.21           Intentionally deleted.

(mm)                      Section 8.22 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.22           Intentionally deleted.

(nn)           Section 9.1(c)(i) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(i)           any applicable covenant or agreement contained in Sections 8.1, 8.9, or 8.20; or

(oo)           Section 9.1(e) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(e)           Intentionally deleted; or

(pp)           Section 9.1(f) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(f)           without the prior written consent of each Lender, (i) Borrower is dissolved or liquidated or (ii) all or substantially all of the assets of Borrower are sold or otherwise transferred (other than the transfer of a security interest) or (iii) any material assets of Borrower are sold or otherwise transferred (other than the transfer of a security interest) outside the ordinary course of business other than in the case of this clause (iii), (A) for fair consideration (as determined by Borrower in its reasonable business judgment) in an arm’s length transaction, or (B) to a Guarantor; or

(qq)           Section 9.1(g) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(g)           without the prior written consent of the Aggregate Majority Lenders, (i) any Guarantor is dissolved or liquidated, except to the extent permitted by Sections 8.3 or 8.10 or (ii) (x) all or substantially all of the assets of any Guarantor are sold or otherwise transferred (other than the transfer of a security interest) or (y) any material assets of any Guarantor are sold or otherwise transferred (other than the transfer of a security interest) outside the ordinary course of business other than, in the case of this clause (ii), (A) for fair consideration (as determined by such Guarantor in its reasonable business judgment) in an arm’s length transaction (or on terms as favorable to Borrower and its Subsidiaries as would be obtained in an arm’s length transaction), or (B) to Borrower or another Guarantor, or (C) to the extent permitted by Sections 8.3 or 8.10; or

(rr)           Section 9.1(h) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(h)           Borrower or any Guarantor is the subject of an order for relief by any bankruptcy court, or is unable or admits in writing its inability to pay its debts as they mature or makes an assignment for the benefit of creditors; Borrower or any Guarantor applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, or similar officer for it or for all or substantially all of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, or similar officer is appointed in respect of Borrower or any Guarantor without the application or consent of Borrower or such Guarantor and the appointment continues undischarged or unstayed for sixty (60) days; or Borrower or any Guarantor institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation, or similar proceeding relating to it or to all or substantially all of its property, under the laws of any jurisdiction; or any similar proceeding is instituted with respect to Borrower or any Guarantor without the consent of Borrower or such Guarantor, and continues undismissed or unstayed for forty-five (45) days; or any judgment, writ, warrant of attachment, or execution or similar process is issued or levied against all or substantially all of the property of Borrower or any Guarantor, and is not released, vacated or fully bonded within forty-five (45) days after its issue or levy; provided that notwithstanding the foregoing, any Guarantor may be reorganized, dissolved or liquidated and all or substantially all of the assets of any Guarantor may be liquidated, to the extent permitted by Sections 8.3 or 8.10; or

(ss)           Section 9.1(i) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(i)           Borrower or any Guarantor shall (i) fail to pay any indebtedness (other than Seller Nonrecourse Debt) to any other Person or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness, or (ii) fail to perform any term, covenant, or condition on its part to be performed under any agreement or instrument relating to any such indebtedness (other than Seller Nonrecourse Debt), when required to be performed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform is to cause such indebtedness to be demanded or otherwise become due or to be repurchased, prepaid, defeased, or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease, or redeem such indebtedness to be made, prior to its stated maturity (except for due on sale clauses); provided, however, that any failure to pay or perform as specified in subparagraphs (i) or (ii) immediately above with respect to indebtedness in a total aggregate amount not to exceed $25,000,000 shall not constitute an event of default hereunder; or

(tt)           Section 9.1(j) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(j)           any Guarantor shall reject or disaffirm its Guaranty (other than as a result of a transaction not otherwise prohibited by this Agreement), or otherwise notify Administrative Agent that it does not intend the Guaranty or its liability thereunder to apply to any one or more future Borrowings or other Obligations; or

(uu)           Section 9.1(k) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(k)           Intentionally deleted.

(vv)           Section 9.1(l) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(l)           Intentionally deleted.

(ww)                      Section 9.1(m) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(m)           there is entered against Borrower or any Guarantor a final unsatisfied judgment or order for the payment of money in an aggregate amount exceeding $10,000,000 (to the extent not covered by insurance as to which the insurer has not disputed coverage in writing) that has not been vacated or discharged and (i) enforcement proceedings are commenced by any creditor upon such judgment or order, or (ii) there is a period of ten (10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect; or

(xx)           Section 9.1(r) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(r)           Any unexpired Letter of Credit remains outstanding and (i) the Cash Pledgors shall fail to maintain the Required Cash Collateral Amount or (ii) Administrative Agent, for the ratable benefit of each Issuing Bank and the Lenders, fails to have an enforceable first priority lien on any of the Collateral Cash Accounts; or

(yy)           Section 9.1(s) of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with the following:

(s)           any Cash Pledgor (other than Borrower) is the subject of an order for relief by any bankruptcy court, or is unable or admits in writing its inability to pay its debts as they mature or makes an assignment for the benefit of creditors; any Cash Pledgor (other than Borrower) applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, or similar officer for it or for all or substantially all of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, or similar officer is appointed in respect of any Cash Pledgor (other than Borrower) without the application or consent of such Cash Pledgor, and the appointment continues undischarged or unstayed for sixty (60) days; or any Cash Pledgor (other than Borrower) institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation, or similar proceeding relating to it or to all or substantially all of its property, under the laws of any jurisdiction; or any similar proceeding is instituted with respect to any Cash Pledgor (other than Borrower) without the consent of such Cash Pledgor, and continues undismissed or unstayed for forty-five (45) days; or any judgment, writ, warrant of attachment, or execution or similar process is issued or levied against all or substantially all of the property of any Cash Pledgor (other than Borrower), and is not released, vacated or fully bonded within forty-five (45) days after its issue or levy; provided that notwithstanding the foregoing, any Cash Pledgor may be reorganized, dissolved or liquidated and all or substantially all of the assets of any Cash Pledgor may be liquidated, to the extent permitted by Sections 8.3 or 8.10; or.

(zz)           Section 9.1 of the Revolving Credit Agreement is hereby amended to add the following new clause (t) at the end thereof:

(t)           without the written consent of the Aggregate Majority Lenders, (i) any Cash Pledgor (other than Borrower) is dissolved or liquidated, except to the extent permitted by Sections 8.3 or 8.10 or (ii) (x) all or substantially all of the assets of any Cash Pledgor (other than Borrower) are sold or otherwise transferred (other than the transfer of a security interest, but only to the extent expressly permitted under the Account Guaranty and Security Agreement), or (y) any material assets of any Cash Pledgor (other than Borrower) are sold or otherwise transferred (other than the transfer of a security interest, but only to the extent expressly permitted under the Account Guaranty and Security Agreement) outside the ordinary course of business other than, in the case of this clause (ii), (A) for fair consideration (as determined by such Cash Pledgor in its reasonable business judgment) in an arm’s length transaction, or (B) to Borrower, a Guarantor, or another Cash Pledgor, or (C) to the extent permitted by Sections 8.3 or 8.10; or

(ab)           Section 9.1 of the Revolving Credit Agreement is hereby amended to add the following new clause (u) at the end thereof:

(u)           any Cash Pledgor (other than Borrower) shall (i) fail to pay any indebtedness (other than Seller Nonrecourse Debt) to any other Person or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness, or (ii) fail to perform any term, covenant, or condition on its part to be performed under any agreement or instrument relating to any such indebtedness (other than Seller Nonrecourse Debt), when required to be performed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform is to cause such indebtedness to be demanded or otherwise become due or to be repurchased, prepaid, defeased, or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease, or redeem such indebtedness to be made, prior to its stated maturity (except for due on sale clauses); provided, however, that any failure to pay or perform as specified in subparagraphs (i) or (ii) immediately above with respect to indebtedness in a total aggregate amount not to exceed $25,000,000 shall not constitute an event of default hereunder; or

(ac)           Section 9.1 of the Revolving Credit Agreement is hereby amended to add the following new clause (v) at the end thereof:

(v)           there is entered against any Cash Pledgor (other than Borrower) a final unsatisfied judgment or order for the payment of money in an aggregate amount exceeding $10,000,000 (to the extent not covered by insurance as to which the insurer has not disputed coverage in writing) that has not been vacated or discharged and (i) enforcement proceedings are commenced by any creditor upon such judgment or order, or (ii) there is a period of ten (10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect; or

(ad)           Section 9.2 of the Revolving Credit Agreement is hereby amended to delete the proviso immediately following clause (c) thereof in its entirety, and replace such proviso with the following:

provided, however, that upon the occurrence of any event specified in subsection (h) of Section 9.1, (a) the respective obligations of the Issuing Banks to issue Letters of Credit shall automatically terminate, (b) the obligation of each Lender to make Loans, if any, or issue Letters of Credit shall automatically terminate, and (c) the unpaid principal amount of all outstanding Loans, if any, and all interest and other amounts as aforesaid shall automatically become due and payable without further act of Administrative Agent or any Lender.

(ae)           Schedule 1.1 of the Revolving Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1 attached hereto titled “REVOLVER LENDER COMMITMENT SCHEDULE”.

2.           Amendments to the Term A Credit Agreement.

(a)           Section 1.1 of the Term A Credit Agreement is hereby amended to delete the definitions of “Cash Flow From Operations,” “Combined Total Home Building Debt,” “Consolidated Home Building Net Income,” “Excluded Subsidiaries,” “Home Building EBITDA,” “Maturity Date,” and “Prime Rate,” and replace such definitions with the following:

“Cash Flow From Operations” means, for Borrower and its Subsidiaries (other than Excluded Subsidiaries that are not Cash Pledgors), on a consolidated basis, for any period, an amount equal to the sum of (without duplication) (a) net cash provided from (or used in) operating activities plus (b) net proceeds from the Disposition of properties and other assets, plus (c) Consolidated Home Building Interest Incurred.

“Combined Total Home Building Debt” means, as of any date, without duplication, (a) all funded debt of Borrower and its Subsidiaries determined on a consolidated basis (excluding funded debt of Excluded Subsidiaries that are not Cash Pledgors), plus (b) all funded debt with recourse to any limited or general partnership in which Borrower or a Subsidiary (other than an Excluded Subsidiary that is not a Cash Pledgor) is a general partner, plus (c) the sum of (i) all reimbursement obligations with respect to drawn Financial Letters of Credit and drawn Performance Letters of Credit, and (ii) the maximum amount available to be drawn under all undrawn Financial Letters of Credit, in each case issued for the account of, or guaranteed by, Borrower or any of its Subsidiaries (other than Excluded Subsidiaries that are not Cash Pledgors), plus (d) all guaranties or other funding obligations of Borrower or a Subsidiary (other than an Excluded Subsidiary that is not a Cash Pledgor) of funded debt of third parties (including Excluded Subsidiaries that are not Cash Pledgors), provided, however, that in the case of any loan to value maintenance agreements (or similar agreements) by which Borrower or a Subsidiary agrees to maintain for a joint venture a minimum ratio of indebtedness outstanding to value of collateral property, only amounts owing by Borrower or a Subsidiary at the time of determination will be included in the calculation of Combined Total Home Building Debt, plus (e) all Rate Hedging Obligations of Borrower and its Subsidiaries (other than an Excluded Subsidiary that is not a Cash Pledgor), minus (f) cash and Temporary Cash Investments of Borrower and its Subsidiaries (other than Excluded Subsidiaries that are not Cash Pledgors) not subject to any lien in excess of $5,000,000 (other than liens securing obligations under the Loan Documents, liens securing obligations under the Revolver Loan Documents and liens securing obligations under the Term B Loan Documents).

“Consolidated Home Building Net Income” means, for any period, without duplication, the net income (or loss) of Borrower and its Subsidiaries (excluding the Excluded Subsidiaries that are not Cash Pledgors), determined in accordance with GAAP and excluding the share thereof attributable to holders of ownership interests of any Subsidiary (other than Borrower or a Subsidiary of Borrower).

“Excluded Subsidiaries” means, collectively, Standard Pacific Financing, Inc., FLS (including any Subsidiaries thereof), Standard Pacific Financing, L.P., each Special Purpose Entity (other than Non-Excluded Special Purpose Entities), and any Home Building Joint Venture that Borrower designates as an “Excluded Subsidiary” by written notice to Administrative Agent.

“Home Building EBITDA” means, for Borrower and its Subsidiaries (other than Excluded Subsidiaries that are not Cash Pledgors) on a consolidated basis and for any period, without duplication: (a) the sum of the following amounts attributable to such period: (i) Consolidated Home Building Net Income; (ii) items included in Consolidated Home Building Interest Expense to the extent such items were deducted in the determination of Consolidated Home Building Net Income; (iii) charges against income for all federal, state, and local taxes; (iv) depreciation expense; (v) amortization expense; (vi) write-off of goodwill, impairment charges, and other non-cash charges and expenses (including non-cash charges resulting from accounting changes); (vii) cash distributions of income earned by Excluded Subsidiaries and Home Building Joint Ventures actually received during such period; and (viii) any losses arising outside of the ordinary course of business which have been included in the determination of Consolidated Home Building Net Income; less (b) (i) any non-cash gains or other non-cash income, arising outside the ordinary course of business, which have been included in the determination of Consolidated Home Building Net Income; and (ii) income from Home Building Joint Ventures, which have been included in the determination of Consolidated Home Building Net Income, all as determined on a consolidated basis for Borrower and its Subsidiaries (excluding the Excluded Subsidiaries that are not Cash Pledgors).

“Maturity Date” means December 15, 2009.

“Prime Rate” means, for any day, a fluctuating rate per annum equal to the highest of (a) the sum of (i) the Federal Funds Rate plus (ii) one half of one percent (0.50%), (b) the sum of (i) the Daily Floating Libor Rate plus (ii) two and one quarter percent (2.25%), and (c) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate.”  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in the prime rate announced by Bank of America, the Federal Funds Rate, or the Daily Floating Libor Rate shall take effect at the opening of business on the day specified in the public announcement of such change.

(b)           Section 1.1 of the Term A Credit Agreement is hereby amended to add the following new definitions thereto in the correct alphabetical order:

“Cash Pledgor” has the same meaning as defined in the Revolving Credit Agreement.

“Daily Floating LIBOR Rate” means, as of any date of determination, the per annum rate of interest equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as reasonably selected by Administrative Agent from time to time) at approximately 11:00 a.m. London time on the date of determination for Dollar deposits being delivered in the London interbank market for a term of one month commencing two (2) Business Days prior to that day.  If such rate is not available at such time for any reason, then the rate for that interest period will be determined by such alternate method as reasonably selected by Administrative Agent.

“Guarantee Obligation” means, as to any Person, any (a) obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such indebtedness or other obligation of the payment or performance of such indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any indebtedness or other obligation of any other Person, whether or not such indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such indebtedness to obtain any such Lien).

“Non-Excluded Special Purpose Entity” means each Special Purpose Entity that Borrower designates as a “Non-Excluded Special Purpose Entity” by written notice to Administrative Agent; provided that no Cash Pledgor shall be designated as a Non-Excluded Special Purpose Entity.

“Payment Date” has the meaning set forth in Section 4.2.

“Project” means any real property development (including, without limitation, the parcels of real property that comprise, or are intended by the owner thereof to comprise, all or any part of such development and any related “goods” and “general intangibles” (in each case, within the meaning of the UCC)), regardless of the stage of completion of such development.

“Special Purpose Entity” means (a) any Subsidiary of Borrower that has no assets other than a single Project or series of related Projects and is engaged in no business activities other than the acquisition, development, ownership and/or operation of such Project or Projects and has no material indebtedness other than indebtedness of such Subsidiary that is secured in whole or in part by such Project or Projects (or any portion thereof), (b) each Cash Pledgor (other than Borrower), and (c) any Subsidiary of SPIC that was formed for the purpose of pledging, or has pledged, cash collateral to secure (i) letters of credit issued for the account of Borrower or any of its Subsidiaries (other than Letters of Credit issued hereunder), (ii) Specified Borrower Obligations, or (iii) any Guarantee Obligation in respect of Specified Borrower Obligations.

“Specified Borrower Obligations” means obligations of Borrower secured in whole or in part by cash collateral that have a scheduled final maturity after the Term B Maturity, and such obligations either (a) were exchanged for or otherwise incurred to refinance obligations of Borrower that had a scheduled final maturity concurrent with or prior to the Term B Maturity, or (b) had a scheduled final maturity date concurrent with or prior to the Term B Maturity that was extended solely or partly in consideration for such pledge of cash collateral.

“Seventh Amendment” means that certain Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement executed to be effective as of the Seventh Amendment Effective Date, by and among Borrower, Administrative Agent, each Lender party thereto, and certain other parties thereto.

“Seventh Amendment Effective Date” means August 12, 2009, the effective date of the Seventh Amendment.

“SPIC” means Standard Pacific Investment Corp., a Delaware corporation.

“Revolver Loan Documents” means, as of any date of determination, the “Loan Documents” as defined in the Revolving Credit Agreement.

“Revolver Loans” means, as of any date of determination, the “Loans” as defined in the Revolving Credit Agreement outstanding under the Revolving Credit Agreement as of such date.

“Term B Lenders” means, as of any date of determination, each of the “Lenders” as defined in the Term B Credit Agreement party to the Term B Credit Agreement as of such date.

 “Term B Loan Documents” means, as of any date of determination, the “Loan Documents” as defined in the Term B Credit Agreement.

“Term B Loans” means, as of any date of determination, the “Term Loans” as defined in the Term B Credit Agreement outstanding under the Term B Credit Agreement as of such date.

“Term B Maturity” means the Maturity Date under and as defined in the Term Loan B Credit Agreement.

“UCC” means the Uniform Commercial Code as in effect from time to time in the state of California or, when the laws of any other jurisdiction govern the method or manner of the perfection or enforcement of any security interest in any collateral, with respect to such collateral, the Uniform Commercial Code (or any successor statute) of such jurisdiction.

(c)           Section 4.1(g) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(g)           Intentionally deleted.

(d)           Section 4.1 of the Term A Credit Agreement is hereby amended to add the following new clause (i) at the end thereof:

(i)           On or before the Seventh Amendment Effective Date, Borrower shall prepay the Term Loans in an amount equal to $33,416,691.21, together with all accrued, but unpaid, interest thereon.

(e)           Section 4.2 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

4.2           Other Fees.  Borrower shall pay to Administrative Agent, (a) for its account and the accounts of Arranger and Lenders, the fees in the amounts and at the times specified in the Fee Letter and (b) if Borrower has failed to comply with at least one (1) of the financial covenants set forth in Section 8.20(a) for any fiscal quarter of Borrower ended after the Seventh Amendment Effective Date, a fee, payable to the Lenders on the date that is the forty-fifth (45th) day (a “Payment Date”) after the last day of such fiscal quarter, in an amount equal to the result of (i) fifty basis points (0.50%) times (ii) the outstanding principal amount of all Term Loans as of such Payment Date.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(f)           Section 7.2(c)(iii) of the Term A Credit Agreement is hereby amended by deleting the words “this Agreement” set forth therein and inserting in lieu thereof the words “any Loan Document”.

(g)           Section 7.4(a) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a)           Exhibit G correctly sets forth, as of the last day of the most recent fiscal quarter of Borrower, the names and jurisdictions of incorporation or formation of all Subsidiaries of Borrower.  Borrower may update Exhibit G from time to time by sending written notice to Administrative Agent.

(h)           Section 7.9 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

7.9           Pension Plan.                                Neither Borrower nor any Subsidiary (other than an Excluded Subsidiary) maintains or contributes to any Plan other than Plans as to which Borrower or a Subsidiary has complied with all applicable Laws (except where the failure to comply could not reasonably be expected to have a Material Adverse Effect).

(i)           Section 8.1(e) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(e)           at the time of the delivery of the financial statements described in Sections 8.1(b), (c), and (d), a certificate of the chief financial officer, corporate controller, or the treasurer of Borrower that (i) states that to the knowledge of such officer no Default or Event of Default exists, or if such an event exists, stating the nature thereof and the action that Borrower proposes to take with respect thereto, and (ii) unless Borrower has elected to comply with Section 8.20(b) for the applicable period (in which case no such demonstration of compliance shall be required to be included in such certificate), demonstrates in reasonable detail that Borrower was in compliance for the applicable period with at least one (1) of the financial covenants set forth in Section 8.20(a) (including a reconciliation of the amounts used to calculate such financial covenants pursuant to Section 8.20(a) to such financial statements);

(j)           Section 8.1(f) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(f)           Intentionally deleted.

(k)           Section 8.1(h) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(h)           such other information about the business, assets, operation, or condition, financial or otherwise, of Borrower or any Subsidiary (other than any Excluded Subsidiary that is not a Cash Pledgor), as Administrative Agent may reasonably request from time to time;

(l)           Section 8.1(i) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(i)           Intentionally deleted.

(m)           Section 8.1(j) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(j)           Intentionally deleted.

(n)           Section 8.1(k) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(k)           Intentionally deleted.

(o)           Section 8.1(m) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(m)           so long as any commitment remains in effect under the Revolving Credit Agreement or any letters of credit under the Revolving Credit Agreement or Term Loans remain outstanding, at the time of the delivery of the financial statements described in Sections 8.1(b), (c), and (d), condensed combining balance sheets and income statements, a schedule, substantially in the form of Schedule 8.1(m) attached hereto (as the form of such schedule may be updated from time to time), and such other additional information that any Lender (through Administrative Agent) may reasonably request from time to time, regarding Borrower’s interests and obligations related to active homebuilding and land development joint ventures in which Borrower owns a direct or indirect interest; and

(p)           Section 8.1(n) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(n)           Intentionally deleted.

(q)           Section 8.4 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.4           Maintenance of Properties.  Borrower shall maintain, preserve, and protect, and cause each Subsidiary (other than an Excluded Subsidiary) to maintain, preserve, and protect, all of its properties in good order and condition, subject to wear and tear in the ordinary course of business and, in the case of unimproved properties, damage caused by the natural elements, and not permit any Subsidiary (other than an Excluded Subsidiary) to permit, any waste of its properties, except that neither (a) the failure to maintain, preserve and protect any of such properties that could not reasonably be expected to have a Material Adverse Effect, nor (b) the failure to maintain, preserve, and protect any of such properties due to compliance with a written order from a Governmental Authority, will constitute a violation of this Section 8.4.

(r)           Section 8.9 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.9           Subsidiary Guaranties.  Borrower shall cause each Material Subsidiary that does not provide a Guaranty hereunder on the Closing Date to provide a Guaranty hereunder and such other documentation required by Administrative Agent, all in form and substance reasonably acceptable to Administrative Agent within thirty (30) days (or such longer period as may be determined by Administrative Agent in its sole discretion) after the date on which such Subsidiary qualifies as a Material Subsidiary; provided that if any Subsidiary that provides or has provided a Guaranty hereunder (i) is sold or otherwise disposed of to a Person other than Borrower or one of Borrower’s Subsidiaries, or (ii) ceases, at any time, to qualify as a Material Subsidiary, then, upon the request of Borrower, Administrative Agent shall, so long as no Default or Event of Default exists or would result therefrom, release such Subsidiary from its Guaranty pursuant to a release in form and substance reasonably acceptable to Administrative Agent and Borrower.

Notwithstanding the foregoing, if, (a) as of the date of acquisition, formation, or creation otherwise permitted hereunder of a new Subsidiary that is neither a Material Subsidiary nor an Excluded Subsidiary, the aggregate amount of assets (other than ownership interests in, and intercompany indebtedness of, other Subsidiaries) owned by all Subsidiaries that are not Material Subsidiaries, Excluded Subsidiaries or Guarantors, exceeds five percent (5%) of Consolidated Tangible Net Worth, then Borrower shall cause such Subsidiary to provide a Guaranty under this Section 8.9, or (b) at any time any Subsidiary (other than any Excluded Subsidiary) shall execute a guaranty of any Senior Unsecured Homebuilding Debt (other than the Term Loans and other obligations under the Loan Documents, the Revolver Loans and other obligations under the Revolver Loan Documents, the Term B Loans and other obligations under the Term B Loan Documents and any Subordinated Debt), then Borrower shall cause such Subsidiary (whether or not it is a Material Subsidiary) to provide a Guaranty under this Section 8.9.

(s)           Section 8.10 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.10           Mergers.  Borrower shall not merge or consolidate, or permit any Guarantor or Cash Pledgor to merge or consolidate, with or into any Person, except that (a) no merger or consolidation in connection with the sale of Standard Pacific Financing, L.P. or Standard Pacific Financing, Inc. (or any of their respective Subsidiaries) will constitute a violation of this covenant (provided that the corporate existence of Borrower, if a party to such merger or consolidation, is continued), (b) any Subsidiary may merge into Borrower (provided that the surviving entity is Borrower) or into any other Subsidiary (provided that Borrower complies with Section 8.9), (c) no merger or consolidation in connection with an acquisition will constitute a violation of this covenant (provided that the corporate existence of Borrower, if a party to such merger or consolidation, is continued and no Change of Control occurs as a result of such merger or consolidation), and (d) no merger or consolidation in connection with a disposition will constitute a violation of this covenant (provided that the corporate existence of Borrower, if a party to such merger or consolidation, is continued and no Change of Control occurs as a result of such merger or consolidation).

(t)           Section 8.11 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.11           Intentionally deleted.

(u)           Section 8.12 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.12           Intentionally deleted.

(v)           Section 8.13 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.13           Intentionally deleted.

(w)           Section 8.14 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.14           Intentionally deleted.

(x)           Section 8.15 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.15           Intentionally deleted.

(y)           Section 8.16 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.16           Intentionally deleted.

(z)           Section 8.17 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.17           Intentionally deleted.

(aa)           Section 8.20 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.20           Financial Covenants.  For each fiscal quarter of Borrower ended after the Eighth Amendment Effective Date and so long as any Term Loans or Term B Loans remain outstanding, Borrower shall, in its sole discretion, either:

(a)           Comply with at least one (1) of the following financial covenants:

(i)  not permit, as of the last day of such fiscal quarter of Borrower, the ratio of (A) Cash Flow From Operations to (B) Consolidated Home Building Interest Incurred less non-cash interest expense, for the period of four (4) consecutive fiscal quarters then ended, to be less than 1.0 to 1.0;

(ii)  not permit, as of the last day of such fiscal quarter of Borrower, the ratio of (A) Home Building EBITDA to (B) Consolidated Home Building Interest Incurred less non-cash interest expense, for the period of four (4) consecutive fiscal quarters then ended, to be less than 1.0 to 1.0; or

(iii)  not permit, as of the last day of such fiscal quarter of Borrower, the ratio of (A) Combined Total Home Building Debt to (B) Consolidated Tangible Net Worth, to be greater than 3.00 to 1.0.

Or

(b)           Prepay, on or before the date that is the forty-fifth (45th) day after the last day of such fiscal quarter, (i) the unpaid principal amount of the Term A Loans (if any) and (ii) the unpaid principal amount of the Term B Loans (if any), on a ratable basis among the Term A Lenders and the Term B Lenders based on the then outstanding principal amount of the Term A Loans and the Term B Loans, in an aggregate amount equal to $7,500,000 for such fiscal quarter.

(bb)           Section 8.21 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.21           Intentionally deleted.

(cc)           Section 8.22 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.22           Intentionally deleted.

(dd)           Section 9.1(c)(i) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(i)           any applicable covenant or agreement contained in Sections 8.1, 8.9, or 8.20; or

(ee)           Section 9.1(e) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(e)           Intentionally deleted; or

(ff)           Section 9.1(f) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(f)           without the prior written consent of each Lender, (i) Borrower is dissolved or liquidated or (ii) all or substantially all of the assets of Borrower are sold or otherwise transferred (other than the transfer of a security interest) or (iii) any material assets of Borrower are sold or otherwise transferred (other than the transfer of a security interest) outside the ordinary course of business other than in the case of this clause (iii), (A) for fair consideration (as determined by Borrower in its reasonable business judgment) in an arm’s length transaction or (B) to a Guarantor; or

(gg)           Section 9.1(g) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(g)           without the prior written consent of the Aggregate Majority Lenders, (i) any Guarantor is dissolved or liquidated, except to the extent permitted by Sections 8.3 or 8.10 or (ii) (x) all or substantially all of the assets of any Guarantor are sold or otherwise transferred (other than the transfer of a security interest) or (y) any material assets of any Guarantor are sold or otherwise transferred (other than the transfer of a security interest) outside the ordinary course of business other than, in the case of this clause (ii), (A) for fair consideration (as determined by such Guarantor in its reasonable business judgment) in an arm’s length transaction(or on terms as favorable to Borrower and its Subsidiaries as would be obtained in an arm’s length transaction), or (B) to Borrower or another Guarantor, or (C) to the extent permitted by Sections 8.3 or 8.10; or

(hh)           Section 9.1(h) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(h)           Borrower or any Guarantor is the subject of an order for relief by any bankruptcy court, or is unable or admits in writing its inability to pay its debts as they mature or makes an assignment for the benefit of creditors; Borrower or any Guarantor applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, or similar officer for it or for all or substantially all of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, or similar officer is appointed in respect of Borrower or any Guarantor without the application or consent of Borrower or such Guarantor and the appointment continues undischarged or unstayed for sixty (60) days; or Borrower or any Guarantor institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation, or similar proceeding relating to it or to all or substantially all of its property, under the laws of any jurisdiction; or any similar proceeding is instituted with respect to Borrower or any Guarantor without the consent of Borrower or such Guarantor, and continues undismissed or unstayed for forty-five (45) days; or any judgment, writ, warrant of attachment, or execution or similar process is issued or levied against all or substantially all of the property of Borrower or any Guarantor, and is not released, vacated or fully bonded within forty-five (45) days after its issue or levy; provided that notwithstanding the foregoing, any Guarantor may be reorganized, dissolved or liquidated and all or substantially all of the assets of any Guarantor may be liquidated, to the extent permitted by Sections 8.3 or 8.10; or

(ii)           Section 9.1(i) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(i)           Borrower or any Guarantor shall (i) fail to pay any indebtedness (other than Seller Nonrecourse Debt) to any other Person or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness, or (ii) fail to perform any term, covenant, or condition on its part to be performed under any agreement or instrument relating to any such indebtedness (other than Seller Nonrecourse Debt), when required to be performed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform is to cause such indebtedness to be demanded or otherwise become due or to be repurchased, prepaid, defeased, or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease, or redeem such indebtedness to be made, prior to its stated maturity (except for due on sale clauses); provided, however, that any failure to pay or perform as specified in subparagraphs (i) or (ii) immediately above with respect to indebtedness in a total aggregate amount not to exceed $25,000,000 shall not constitute an event of default hereunder; or

(jj)           Section 9.1(j) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(j)           any Guarantor shall reject or disaffirm its Guaranty (other than as a result of a transaction not otherwise prohibited by this Agreement), or otherwise notify Administrative Agent that it does not intend the Guaranty or its liability thereunder to apply to any one or more future Borrowings or other Obligations; or

(kk)           Section 9.1(k) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(k)           Intentionally deleted.

(ll)           Section 9.1(l) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(l)           Intentionally deleted.

(mm)                      Section 9.1(m) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(m)           there is entered against Borrower or any Guarantor a final unsatisfied judgment or order for the payment of money in an aggregate amount exceeding $10,000,000 (to the extent not covered by insurance as to which the insurer has not disputed coverage in writing) that has not been vacated or discharged and (i) enforcement proceedings are commenced by any creditor upon such judgment or order, or (ii) there is a period of ten (10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect; or

(nn)           Section 9.1(s) of the Term A Credit Agreement is hereby deleted in its entirety and replaced with the following:

(s)           Intentionally deleted.

(oo)           Schedule 1.1 of the Term A Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1 attached hereto titled “TERM A LOAN LENDER COMMITMENT SCHEDULE”.

3.           Amendment of Revolving Credit Agreement, Term A Credit Agreement, and Other Loan Documents.

(a)           All references in the Loan Documents to the Revolving Credit Agreement shall henceforth include references to the Revolving Credit Agreement, as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, renewed, extended, restated, replaced, and/or increased.

(b)           All references in the Loan Documents to the Term A Credit Agreement shall henceforth include references to the Term A Credit Agreement, as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, renewed, extended, restated, replaced, and/or increased.

(c)           Any and all of the terms and provisions of the Loan Documents under the Revolving Credit Agreement and the Loan Documents under the Term A Credit Agreement (collectively, the “Facility Documents”) are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.           Ratifications.  Borrower (a) ratifies and confirms all provisions of the Facility Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to Revolver Administrative Agent, Term Administrative Agent, or any Lender under the Facility Documents are not released (except to the extent expressly contemplated by the amendments to the Revolving Credit Agreement and the Term A Credit Agreement effected by this Amendment), reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations under the Revolving Credit Agreement and Obligations under the Term A Credit Agreement, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Revolver Administrative Agent or Term Administrative Agent may reasonably request in order to create, perfect, preserve, and protect such guaranties, assurances, and liens in accordance with the terms of the Facility Documents.

5.           Representations.  Borrower represents and warrants to Revolver Administrative Agent, Term Administrative Agent, the Revolver Lenders, and the Term A Lenders that as of the date of this Amendment and after giving effect thereto: (a) this Amendment and each other document entered into by Borrower and each Guarantor in connection with this Amendment (collectively, the “Amendment Documents”), have been duly authorized, executed, and delivered by Borrower and each Guarantor; (b)  no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of the Amendment Documents by Borrower or any Guarantor; (c) the Facility Documents, as amended by this Amendment, are valid and binding upon Borrower and each Guarantor and are enforceable against Borrower and each Guarantor in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally or by general principles of equity; (d) the execution, delivery, and performance of this Amendment by Borrower and each Guarantor do not require the consent of any other Person and do not and will not constitute a violation of any order of any Governmental Authority, or material agreements to which Borrower or any Guarantor is a party thereto or by which Borrower or any Guarantor is bound; (e) all representations and warranties in the Facility Documents (as modified by this Amendment) are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Revolving Credit Agreement and the Term A Credit Agreement; and (f) immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under the Revolving Credit Agreement or the Term A Credit Agreement.

6.           Conditions.  This Amendment shall not be effective unless and until:

(a)           Revolver Administrative Agent and Term Administrative Agent shall have received (i) this Amendment duly executed by Borrower, Guarantors, Revolver Administrative Agent, Term Administrative Agent, the Aggregate Majority Lenders, the Majority Lenders under the Revolving Credit Agreement and the Majority Lenders under the Term A Credit Agreement and (ii) an Account Guaranty and Security Agreement executed by each Subsidiary of Borrower that is a Cash Pledgor as of the effective date of this Amendment;

(b)           Revolver Administrative Agent and Term A Administrative Agent shall have received an officer’s certificate of (i) Borrower certifying (A) as to the constituent documents of Borrower (or, if applicable, as to the absence of any changes thereto since the date such constituent documents of Borrower were last certified to Revolver Administrative Agent and Term A Administrative Agent) and (B) resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery, and performance of the Amendment Documents and (ii) each Subsidiary of Borrower that is a Cash Pledgor as of the effective date of this Amendment certifying (A) the constituent documents of such Cash Pledgor, (B) the incumbency of officers of such Cash Pledgor authorized to execute the Account Guaranty and Security Agreement on behalf of such Cash Pledgor, (C) resolutions adopted by the Board of Directors or similar governing body of such Cash Pledgor authorizing the execution, delivery, and performance of the Account Guaranty and Security Agreement executed by such Cash Pledgor, and (D) certificates of existence and good standing, certified as of a recent date by the Secretary of State of the State of formation of such Cash Pledgor;

(c)           Revolver Administrative Agent shall have received (i) such fees and expenses in such amounts and at such times as heretofore set forth in a letter agreement between Borrower, Revolver Administrative Agent and Banc of America Securities LLC, and (ii) (without duplication of amounts payable under clause (i) above), such other reasonable out-of-pocket fees and expenses of the Revolver Administrative Agent as may be then due and payable by Borrower under the Revolving Credit Agreement;

(d)           Term A Administrative Agent shall have received (i) such fees and expenses in such amounts and at such times as heretofore set forth in a letter agreement between Borrower, Term A Administrative Agent and Banc of America Securities LLC, and (ii) (without duplication of amounts payable under clause (i) above), such other reasonable out-of-pocket fees and expenses of the Term A Administrative Agent as may be then due and payable by Borrower under the Term A Credit Agreement;

(e)           Cash Pledgors shall have deposited into the Collateral Cash Accounts an amount equal to the Required Cash Collateral Amount, and Administrative Agent shall have a first priority lien, for the ratable benefit of each Issuing Bank and the Revolver Lenders, in and to each Collateral Cash Account;

(f)           Term A Administrative Agent shall have received from Borrower a prepayment of the outstanding principal balance of the Term A Loans in an amount equal to $33,416,691.21, together with accrued, but unpaid, interest thereon, such that the Principal Debt of the Term A Loans shall not exceed $3,712,965.69 in the aggregate as of the effective date of this Amendment; and

(g)           Revolver Administrative Agent shall have received from Borrower a prepayment of the Outstanding Amount of all Loans (under and as defined in the Revolving Credit Agreement) together with accrued, but unpaid, interest thereon, such that the Outstanding Amount of all such Loans shall not exceed $0.00 in the aggregate as of the effective date of this Amendment.

7.           Continued Effect.  Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Revolving Credit Agreement, the Term A Credit Agreement, and the other Facility Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8.           Miscellaneous.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under California law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

9.           Parties. This Amendment shall be binding upon and inure to the benefit of Borrower and Guarantors and their respective successors and assigns, and upon Revolver Administrative Agent, Term Administrative Agent and the Lenders and their respective successors and assigns.

10.           RELEASE.  BORROWER AND EACH GUARANTOR HEREBY ACKNOWLEDGE THAT THE OBLIGATIONS UNDER THE REVOLVING CREDIT AGREEMENT, EACH LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, THE TERM A CREDIT AGREEMENT, AND EACH LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RESCISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS UNDER THE REVOLVING CREDIT AGREEMENT, EACH LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, THE TERM A CREDIT AGREEMENT, AND EACH LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ADMINISTRATIVE AGENT OR ANY LENDER.  BORROWER AND EACH GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH AGENT-RELATED PERSON, EACH ISSUING BANK, EACH LENDER AND ITS PREDECESSORS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, AGENTS, ATTORNEYS-IN-FACT, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER OR ANY GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF THE REVOLVING CREDIT AGREEMENT, ANY LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, THE TERM A CREDIT AGREEMENT, OR ANY LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE REVOLVING CREDIT AGREEMENT, ANY LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, THE TERM A CREDIT AGREEMENT, OR ANY LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

11.           Waiver of Section 1542 of the Civil Code of California.  Borrower and each Guarantor hereby expressly waive the provisions of Section 1542 of the Civil Code of California, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

12.           Entireties.   The Revolving Credit Agreement, The Term A Credit Agreement, and the other Loan Documents, as amended by this Amendment, represent the final agreement between the parties about the subject matter of the Revolving Credit Agreement and The Term A Credit Agreement, and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten oral agreements among the parties.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SEVENTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

EXECUTED as of the day and year first mentioned.

STANDARD PACIFIC CORP., a Delaware corporation

By:	/s/ John Stephens
John Stephens
Title: Senior Vice President & Chief Financial Officer

By:	/s/ Lloyd H. McKibbin
Lloyd H. McKibbin
Senior Vice President and Treasurer

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SEVENTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

BANK OF AMERICA, N.A.,
as Revolver Administrative Agent

By:	/s/ Ann E. Superfisky
Name: Ann E. Superfisky
Title: Vice President

BANK OF AMERICA, N.A.,
as Term Administrative Agent

By:	/s/ Ann E. Superfisky
Name: Ann E. Superfisky
Title: Vice President

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SEVENTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

BANK OF AMERICA, N.A.,
as a Revolving Lender and a Term A Lender

By:	/s/ Ann E. Superfisky
Name: Ann E. Superfisky
Title: Vice President

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SEVENTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

JPMORGAN CHASE BANK, N.A.,
as a Revolving Lender and a Term A Lender

By:	/s/ Kimberly Turner
Name: Kimberly Turner
Title: Executive Director

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SEVENTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

THE ROYAL BANK OF SCOTLAND PLC,
as a Revolving Lender and a Term A Lender

By:	/s/ Matthew S. Rosecrans
Name: Matthew S. Rosecrans
Title: Vice President

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SEVENTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as a Revolving Lender

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Vice President

By:	/s/ Christopher Reo Day
Name: Christopher Reo Day
Title: Associate

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SEVENTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

PNC BANK, NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ Luis Donoso
Name: Luis Donoso
Title: Vice President

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SEVENTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

COMERICA BANK,
as a Revolving Lender

By:	/s/ Jonathan R. Ward
Name: Jonathan R. Ward
Title: VP – Western Market

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SEVENTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

REGIONS BANK, formerly known as AmSouth Bank
as a Revolving Lender and a Term A Lender

By:	/s/ Ronny Hudspeth
Name: Ronny Hudspeth
Title: Sr. Vice President

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SEVENTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

BANK OF THE WEST,
as a Revolving Lender and a Term A Lender

By:	/s/ Jan Mamsta
Name: Jan Mamsta
Title: Vice President

By:	/s/ Sharon Fisher
Name: Sharon Fisher
Title: Senior Vice President

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SEVENTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

CALYON NEW YORK BRANCH,
as a Revolving Lender and a Term A Lender

By:	/s/ Robert Smith
Name: Robert Smith
Title: Managing Director

By:	/s/ David Cagle
Name: David Cagle
Title: Managing Director

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SEVENTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

CITY NATIONAL BANK,
as a Revolving Lender

By:	/s/ Xavier Barrera
Name: Xavier Barrera
Title: Vice President

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SEVENTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

UNION BANK, N.A.,
as a Revolving Lender and a Term A Lender

By:	/s/ Brian Brown
Name: Brian Brown
Title: Vice President

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SEVENTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

WELLS FARGO BANK, NATIONALASSOCIATION,
as a Revolving Lender and a Term A Lender

By:	/s/ La Veria Baker
Name: La Veria Baker
Title: Loan Adjustor

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SEVENTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

CALIFORNIA BANK & TRUST,
as a Revolving Lender

By:	/s/ Marisa Dory
Name: Marisa Dory
Title: Senior Vice President

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SEVENTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

MIDFIRST BANK, a federally chartered savings association,
as a Revolving Lender

By:	/s/ Darrin Rigler
Name: Darrin Rigler
Title: Vice President

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

SIGNATURE PAGE TO EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND SEVENTH AMENDMENT TO TERM LOAN A CREDIT AGREEMENT
EXECUTED BY
STANDARD PACIFIC CORP., AS BORROWER,
BANK OF AMERICA, N.A., AS REVOLVER ADMINISTRATIVE AGENT,
BANK OF AMERICA, N.A., AS TERM ADMINISTRATIVE AGENT,
THE REVOLVER LENDERS PARTY HERETO, AND THE TERM A LENDERS PARTY HERETO

NATIXIS (fka Natexis Banques Populaires),
as a Revolving Lender and a Term A Lender

By:	/s/ Marie-Edith Dugeny
Name: Marie-Edith Dugeny
Title: Managing Director

By:	/s/ Zineb Bouazzaoui
Name: Zineb Bouazzaoui
Title: Associate Director

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

To induce the Revolver Administrative Agent, the Term Administrative Agent, the Revolver Lenders, and the Term A Lenders to enter into this Amendment, the undersigned jointly and severally (a) consent and agree to the Amendment’s execution and delivery, (b) ratify and confirm that all guaranties, assurances, and liens granted, conveyed, or assigned to Administrative Agent and Lenders under the Facility Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and liens, (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Administrative Agent and Lenders and their respective successors and permitted assigns, and (e) expressly acknowledge and agree to the terms and conditions of Sections 11 and 12 of this Amendment.

GUARANTORS:

Barrington Estates, LLC, a Delaware limited liability company
Camarillo Village Park, LLC, a Delaware limited liability company
Foundry Lofts, LLC, a Delaware limited liability company
Hilltop Residential, Ltd., a Florida limited partnership
Lagoon Valley Residential, LLC, a California limited liability company
LB/L-Duc III Antioch 333, LLC, a Delaware limited liability company
Menifee Development, LLC, a California limited liability company
Parcel NLV 3.4, LLC, a Nevada limited liability company
Parcel NLV 4.1, LLC, a Nevada limited liability company
Parcel NLV 5.1, LLC, a Nevada limited liability company
Redwood Lofts, LLC, a California limited liability company
Standard Pacific Investment Corp., a Delaware corporation
Standard Pacific of Arizona, Inc., a Delaware corporation
Standard Pacific of Central Florida, a Florida general partnership
Standard Pacific of Colorado, Inc., a Delaware corporation
Standard Pacific of Jacksonville, a Florida general partnership
Standard Pacific of Las Vegas, Inc., a Delaware corporation
Standard Pacific of Orange County, Inc., a Delaware corporation
Standard Pacific of South Florida, a Florida general partnership
Standard Pacific of Southwest Florida, a Florida general partnership
Standard Pacific of Tampa, a Florida general partnership
Standard Pacific of Texas, Inc., a Delaware corporation
Standard Pacific of Tonner Hills, LLC, a Delaware limited liability company
Standard Pacific of the Carolinas, LLC, a Delaware limited liability company
Walnut Acquisition Partners, LLC, a California limited liability company

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

By:	/s/ John Stephens

John Stephens, in his capacity as Principal Financial and Accounting Officer and Treasurer of each of the above Guarantors which is a corporation, and in his capacity as Principal Financial and Accounting Officer of each general partner or managing member, as applicable, of each of the above Guarantors which is a partnership or limited liability company

By:	/s/ Lloyd H. McKibbin

Lloyd H. McKibbin, in his capacity as Assistant Treasurer of each of the above Guarantors which is a corporation, and in his capacity as Assistant Treasurer of each general partner or managing member, as applicable, of each of the above Guarantors which is a partnership or limited liability company

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

STANDARD PACIFIC OF COLORADO, INC., a Delaware corporation

By:	/s/ Kathleen R. Wade
Kathleen R. Wade
Vice President

Signature Page to Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement

SCHEDULE 1.1

REVOLVER LENDER COMMITMENT SCHEDULE

Lender	Commitment	Share
Bank of America, N.A.	$6,450,236.96	12.900473929%
JPMorgan Chase Bank	$4,729,857.82	9.459715640%
The Royal Bank of Scotland	$4,545,023.70	9.090047393%
Wachovia Bank National Association	$4,393,364.93	8.786729858%
SunTrust Bank	$2,369,668.25	4.739336493%
Guaranty Bank	$2,606,635.07	5.213270142%
PNC Bank, National Association	$2,369,668.25	4.739336493%
Credit Suisse, Cayman Islands Branch	$2,132,701.42	4.265402843%
Washington Mutual Bank	$2,606,635.07	5.213270142%
Calyon New York Branch	$1,398,104.27	2.796208531%
Comerica Bank	$1,658,767.77	3.317535546%
US Bank National Association	$1,658,767.77	3.317535546%
Citibank, N.A.	$1,056,872.04	2.113744076%
Natixis	$1,056,872.04	2.113744076%
Key Bank National Association	$1,658,767.77	3.317535546%
Regions Bank	$1,488,151.66	2.976303318%
Bank of the West	$1,421,800.95	2.843601896%
City National Bank	$1,184,834.12	2.369668247%
Union Bank, N.A.	$1,421,800.95	2.843601896%
Wells Fargo Bank National Association	$1,421,800.95	2.843601896%
California Bank and Trust	$947,867.30	1.895734597%
Compass Bank	$710,900.47	1.421800948%
MidFirst Bank	$710,900.47	1.421800948%
AMOUNT	$50,000,000	100%

Amendment   A- Amendment 8-K (2).doc

SCHEDULE 1.1

TERM A LOAN LENDER COMMITMENT SCHEDULE

Lender	Amount	Percentage
Bank of Oklahoma, N.A.	$ 74,259.31	2.000000%
Bank of the West	$ 185,648.28	5.000000%
Bank of America, N.A.	$ 720,315.35	19.400000%
Calyon New York Branch	$ 204,213.11	5.500000%
Citibank, N.A.	$ 471,546.64	12.700000%
JPMorgan Chase Bank National Association	$ 471,546.64	12.700000%
Natixis	$ 471,546.64	12.700000%
Regions Bank	$ 133,666.76	3.600000%
The Royal Bank of Scotland	$ 337,879.88	9.100000%
Union Bank, N.A.	$ 185,648.28	5.000000%
Wachovia Bank National Association	$ 271,046.50	7.300000%
Wells Fargo Bank National Association	$ 185,648.28	5.000000%
TOTAL	$ 3,712,965.69	100.00%

Amendment   A- Amendment 8-K (2).doc